Item 5.  Other Events
   ------------

As described more fully in the June 30, 2000 Quarterly Report on Form 10Q, Toyota Financial Services Corporation ("TFSC") will oversee the worldwide financial services operations of Toyota Motor Corporation's subsidiaries and affiliates, including Toyota Motor Credit Corporation ("TMCC"). Effective October 1, 2000, TMCC became a subsidiary of TFSC. Previously, TMCC was a subsidiary of Toyota Motor Sales, USA, Inc.

The new officers and directors of TMCC are as follows:


Officers
--------

George E. Borst
President and Chief Executive Officer

Nobukazu Tsurumi
Executive Vice President and Treasurer

Michael Deaderick
Senior Vice President and Secretary


Directors
---------

George E. Borst

Nobukazu Tsurumi

Michael Deaderick

Ryuji Araki

Yoshimi Inaba

Yoshio Ishizaka

Hideto Ozaki

James Press

                                 SIGNATURES
                                 ----------


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       TOYOTA MOTOR CREDIT CORPORATION
                                       -------------------------------
                                                 (Registrant)


Date:  October 6, 2000           By:        /S/ GEORGE E. BORST
       ---------------               -----------------------------------
                                                George E. Borst
                                                 President and
                                            Chief Executive Officer
                                         (Principal Executive Officer)


























                                      -3-